DREYFUS AGGRESSIVE VALUE FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

  It  is  a  pleasure  to  have  this  opportunity to communicate with my fellow
shareholders    of    the    Dreyfus    Aggressive    Value    Fund.

This letter accompanies the annual report of the Dreyfus Aggressive Value Fund for the 12-month period ended August 31, 1998. During this period, your Fund produced a total return of -17.02%,* which compares with a total return of 8.12% for the Standard and Poor's 500 Composite Stock Price Index,** 2.20% for the Wilshire Large Company Value Index,*** and -6.80% for the Wilshire Midcap Value Index.(+)

  Value stocks underperformed growth stocks during the period. The margin was among the widest in memory. Any value manager who remained true to his or her discipline could not hope to have matched the returns of the S&P 500 Index, the performance of which has become largely dominated by a relatively few growth stocks due to increases in major component security valuations. The S&P 500 Index and many of its major security components carry valuations well above those of any historic period by almost any financial measure according to our calculations. These major security components, the so-called "mega caps" or the very largest domestically traded companies, continued to drive the performance of the S& P 500 Index. This concentrated overvaluation, in our opinion, is reminiscent of the early 1970s "nifty fifty" stocks or oil stocks in the early 1980s. Both of those markets ended with quick and severe corrections of the overvalued securities. No one can predict such an occurrence today, but many market participants may conclude that the risk level of the S&P 500 Index and many of its major security components is high by historic standards. Regardless, at least for the time being, positive price momentum in this index and in many
of    these    mega    cap    stocks    has    continued.

  As to your Fund, most of the relative performance shortfall occurred during the fourth quarter of 1997, as the portfolio was positioned for strong worldwide economic growth when the Asian economic problems surfaced. Several holdings during this quarter were among the weakest performing securities in the Fund for the year. These securities included electronic technology companies that have significant business in Asia, transportation issues which suffered from the possibility of a weakening economy, and several Latin American companies which were penalized because these too are emerging markets. The portfolio was subsequently reworked, and performance relative to the large company and mid-sized company value indices was stabilized.

  Until the broad stock market corrected late in the Fund's fiscal year (this past summer) , our disciplined investment process kept the Fund largely out of what we considered were overvalued mega cap securities. Unfortunately, many of these high-priced mega cap securities were the best performing stocks in the market, further restraining the Fund' s relative performance. Quite often, disciplined value investment processes will underperform when the overall stock market reaches speculative overvaluation, but will outperform as the market corrects and as economic change occurs. With the stock market having corrected and with interest rates having fallen, the universe of securities available within our investment discipline has broadened to include more of these mega cap names.

ECONOMIC REVIEW

  A significant influence on the U.S. economy during the 12 months through August 1998 was Asian economic weakness. It had both positive and negative effects. On the positive side, actual inflation and expected inflation in the U.S. dropped, causing a decline in long-term Treasury bond yields and mortgage rates. These lower rates contributed to the boom in real estate prices and benefited stock prices as well. The fall in inflation helped the consumer sector as more income remained after price increases to buy goods and services

  The negative effect of the Asian weakness was directed toward the industrial sector. By midyear, evidence of U.S. industrial weakness was clear-cut, given slowing inventory accumulation and weakening exports. One result of this industrial weakness was to cool off the overall U.S. economy, keeping the Federal Reserve Board neutral toward the level of interest rates, and perhaps increasing the possibility of an eventual ease or lowering of rates. We believe that this favorable shift in expectations about Federal Reserve policy was clearly a major reason for the rise in U.S. bond and stock prices during the period.

  A major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A tightening of lending standards developed in numerous emerging markets, sharply reducing the economic outlook for Asia and Latin America. The effect on Europe and the U.S. has been to lower profit expectations due to weakened export opportunities.

Market sentiment has shifted towards expectations of monetary ease in the U.S. and other industrial countries as the evidence of a weaker world economy has accumulated. The prospects for world economic weakness and lower interest rates in major economies will be powerfully impacted by whether global financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of many key policymakers from fighting potential inflation to stimulating economic growth.

STOCK MARKET OVERVIEW

  The year ended August 31, 1998 was a mixed period for the broad stock market indices. While large company stock indices ended in positive territory, every major mid-sized and small company index posted negative total returns.

  Three major trends could be observed within the stock market during this 12-month period. First, the strongest performance came by far from the largest stocks, the so-called mega caps. The S&P 500 Index, dominated by the stocks of the largest companies, generated a total return of 8.12% for the period, while the Standard and Poor's Midcap 400 Index of mid-sized companies fell -9.38%, and the Russell 2000 Index of small company securities lost -19.40%.(+)(+) One contributor to this return pattern was the strong buying of U.S. stocks by
foreign   investors   who   often   simply  focus  on  the  largest  companies.

  A second and related major trend in the stock market during the 12 months was the significantly higher returns from most expensively valued stocks (commonly known as growth stocks) relative to most inexpensively valued stocks (commonly known as value stocks) . With the expectations for corporate earnings growth being reduced as the period progressed due to concerns about the impact of the Asian economies, large growth stocks were in demand due to an ability to better control short-term earnings results.

  Finally, the stock market as a whole was extremely volatile during this 12-month period. The broad stock market corrected last October as the economic crisis in Asia first became apparent, recovered strongly through mid-July this summer, then fell during late July and August on renewed concerns about Asia, emerging markets, and the potential for economic weakness in the U.S.

Overall, the broad stock market's rise during this 12-month period reflected a continuation of the pattern of favorable trends in financial asset prices as low
rates   of   inflation   and   stable  growth  persist  in  the  U.S.  economy.

VALUE INVESTING AND OUR INVESTMENT PROCESS

  To once again summarize our investment philosophy, while there are other investment disciplines practiced at Dreyfus, members of the Dreyfus Value Team are passionate believers in value investing. As value investors, we want to buy growing companies, but we want to pay as little for them as we can. In one sense, value investing can be a lower risk, more conservative style of equity investing because value stock prices may decline less in falling markets.

Our approach to the selection of securities begins and ends with our analysts, who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts on corporate earnings and cash flows to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of owned securities. We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by calculating each security's earnings yield (our forecast for earnings divided by the current security price) which, to justify purchase, must be greater than the yield available on reasonably long-term U.S. Treasury securities. Being paid more than this rate for the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns including various growth, valuation and leverage measures. We input into this computer model the current economic and stock market trends, and the computer calculates each security's exposure to this environment. The model is an idea generator, and further detailed fundamental analysis is conducted on each potential holding to determine its suitability for the Fund. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 40 or so securities. We use similar disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

EXAMPLES OF OUR INVESTMENT PROCESS

  The detailed fundamental analysis, computer modeling and portfolio strategy that goes into the decision-making process for each security in the Fund is not possible in this short report. Instead, provided below, are several brief summaries of some of the better and poorer performing securities within the Fund
during    the    annual    period.

  Biogen, a biotechnology company, was one of the better performing securities during the annual period. Our earnings estimates for the company have been well above the Wall Street consensus, qualifying this growth stock as a value security. We believe that the company's new product pipeline, both near term and long term, is particularly promising. The security remained a holding at the end of the period.

  Xerox has been expanding its core copier business into the computer printer business with great initial success. The ability to provide quality service can be a significant competitive advantage. The security was one of the stronger performers in the Fund, and was sold when our investment discipline indicated that it was fully valued relative to the risk-free alternative.

  RJR Nabisco Holdings and Philip Morris, both largely tobacco companies, were poor performers during much of the period. Congress could not agree on tobacco legislation that we believe would have significantly benefited both the public good and these securities. The tobacco companies are now working with the states to resolve these same issues. While we sold RJR Nabisco Holdings during the Fund' s fiscal year in order to reduce exposure to the industry, we remained attracted to the unusually inexpensive valuation and high dividend yield of Philip Morris.

Union Pacific, a major railroad, was a new purchase during the period, but did not initially perform terribly well. The company has had operating problems resulting in bottlenecks at several major rail yards that helped depress the stock price, which attracted our interest. We saw these problems as an opportunity to realize value as the problems were fixed, and bought the stock. Management began to improve operations, but at a slower pace than we had expected. Believing that the investment environment was not conducive to extended patience, we sold the stock near the end of the fiscal year.

  In almost any Fund there are both strong performing and poor performing securities. Our job is to maximize the good and minimize the bad, while keeping risk at tolerable levels. We will not be successful every quarter or every year, but we work hard to reward our fellow investors over the long term.

Diligent management of your investments is our highest priority. Thank you for entrusting us with your assets.

               Sincerely,


               [Timothy M. Ghriskey logo signature]

               Timothy M. Ghriskey

               Portfolio Manager

September 29, 1998

New York, N.Y.

***  Total return includes reinvestment of dividends and any capital gains paid

*** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted
     unmanaged index of U.S.    stock    market    performance.

*** SOURCE: WILSHIRE ASSOCIATES, INC.--The Wilshire Large Company Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value.

(+)(+)SOURCE: WILSHIRE ASSOCIATES, INC.--The Wilshire Midcap Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The 500 stocks that rank in size from 501st to 1000th within the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value.

(+)(+)SOURCE:  LIPPER  ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s MidCap 400 Index is a broad-based index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall mid-cap stock market performance. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

DREYFUS AGGRESSIVE VALUE FUND                                 AUGUST 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS AGGRESSIVE VALUE
  FUND WITH THE WILSHIRE MIDCAP VALUE INDEX, THE WILSHIRE LARGE COMPANY VALUE
        INDEX AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

                                    Dollars

$19,180

Dreyfus Aggressive Value Fund

$17,320

Standard & Poor's 500 Composite Stock Price Index**

$15,599

Wilshire Large Company Value Index*

$13,453

Wilshire Midcap Value Index*

**Source: Wilshire Associates, Inc.

**Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                 One Year Ended         From Inception (9/29/95)

                 August 31, 1998           to August 31, 1998

                  ____________________     ___________________________

                    (17.02%)                     24.99%
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Aggressive Value Fund on 9/29/95 (Inception Date) to a $10,000 investment made on that date in each of the Wilshire Midcap Value Index, the Wilshire Large Company Value Index and the Standard & Poor' s 500 Composite Stock Price Index. All dividends and capital gain distributions are reinvested.

This is the first year in which comparative performance is being shown for the Wilshire Midcap Value Index and the Wilshire Large Company Value Index. The Wilshire Midcap Value Index has been selected as the primary index for comparing the Fund' s performance based on the Fund' s actual historical market capitalization being in the midcap range, as well as its value investment style. Performance for the Wilshire Large Company Value Index also is being presented as a supplement, because of the Fund's current larger market capitalization. The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") which was used as the Fund's primary benchmark index in prior years, is viewed as less comparable than these Wilshire indices because, unlike the Fund, it does not focus on " value" stocks. In addition, the S&P 500 commonly is viewed as a benchmark of overall stock market performance. These Wilshire indices are narrower barometers of stock market performance, and more comparable with the Fund's investment objective and approach. Performance for the S&P 500 will not be provided with the next annual report, but is provided herewith pursuant to applicable regulations.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Wilshire Midcap Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The 500 stocks that rank in size from the 501st to the 1000th within the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value. The Wilshire Large Company Value Index also is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe also is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value. The S&P 500 is a widely accepted unmanaged index of overall stock market performance. None of the foregoing indices take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS AGGRESSIVE VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                      AUGUST 31, 1998

Common Stocks--95.6%                                                                                 Shares             Value
-------------------------------------------------------                                           ___________       ___________
       Consumer Non-Durables--6.2%  Kimberly-Clark . . . . . . . . . . . . . . . . . . . .             60,000      $  2,287,500

                                    Philip Morris  . . . . . . . . . . . . . . . . . . . .             81,000         3,366,563

                                                                                                                   ____________

                                                                                                                      5,654,063

                                                                                                                   ____________

           Consumer Services--1.6%  Cendant  . . . . . . . . . . . . . . . . . . . . . (a)            125,000         1,445,312

                                                                                                                   ____________

      Electronic Technology--16.4%  Boeing . . . . . . . . . . . . . . . . . . . . . . . .             65,000         2,010,938

                                    Ceridian . . . . . . . . . . . . . . . . . . . . . (a)             51,000         2,473,500

                                    Compaq Computer  . . . . . . . . . . . . . . . . . . .             86,035         2,403,603

                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .             29,000         2,064,437

                                    International Business Machines  . . . . . . . . . . .             21,000         2,365,125

                                    Perkin-Elmer . . . . . . . . . . . . . . . . . . . . .             41,200         2,384,450

                                    Storage Technology . . . . . . . . . . . . . . . . (a)             64,000         1,392,000

                                                                                                                   ____________

                                                                                                                     15,094,053

                                                                                                                   ____________

             Energy Minerals--7.7%  British Petroleum, A.D.R.  . . . . . . . . . . . . . .             38,000         2,778,750

                                    Tosco  . . . . . . . . . . . . . . . . . . . . . . . .             88,000         1,936,000

                                    USX-Marathon Group . . . . . . . . . . . . . . . . . .             92,000         2,392,000

                                                                                                                   ____________

                                                                                                                      7,106,750

                                                                                                                   ____________

                    Finance--14.3%  American General . . . . . . . . . . . . . . . . . . .             29,300         1,882,525

                                    Citicorp . . . . . . . . . . . . . . . . . . . . . . .             19,600         2,119,250

                                    EXEL, Cl. A  . . . . . . . . . . . . . . . . . . . . .             32,500         2,171,406

                                    First Union  . . . . . . . . . . . . . . . . . . . . .             40,300         1,954,550

                                    Fleet Financial Group  . . . . . . . . . . . . . . . .             37,000         2,425,813

                                    Meditrust (Units)  . . . . . . . . . . . . . . . . . .             21,600           334,800

                                    NationsBank  . . . . . . . . . . . . . . . . . . . . .             40,100         2,285,700

                                                                                                                   ____________

                                                                                                                     13,174,044

                                                                                                                   ____________

             Health Services--4.0%  Aetna  . . . . . . . . . . . . . . . . . . . . . . . .             40,000         2,407,500

                                    Concentra Managed Care . . . . . . . . . . . . . . (a)            100,000         1,281,250

                                                                                                                   ____________

                                                                                                                      3,688,750

                                                                                                                   ____________

           Health Technology--8.5%  Allergan . . . . . . . . . . . . . . . . . . . . . . .             62,000         2,929,500

                                    Amgen  . . . . . . . . . . . . . . . . . . . . . . (a)             40,000         2,435,000

                                    Biogen . . . . . . . . . . . . . . . . . . . . . . (a)             52,500         2,428,125

                                                                                                                   ____________

                                                                                                                      7,792,625

                                                                                                                   ____________

                  Insurance--10.4%  Chubb  . . . . . . . . . . . . . . . . . . . . . . . .             40,500         2,531,250

                                    CIGNA  . . . . . . . . . . . . . . . . . . . . . . . .             40,500         2,356,594

                                    Conseco  . . . . . . . . . . . . . . . . . . . . . . .             60,000         1,657,500

                                    Everest Reinsurance Holdings . . . . . . . . . . . . .             87,000         3,045,000

                                                                                                                   ____________

                                                                                                                      9,590,344

                                                                                                                   ____________

         Non-Energy Minerals--4.6%  Aluminum Company of America  . . . . . . . . . . . . .             35,700         2,137,537

                                    Lone Star Industries . . . . . . . . . . . . . . . . .             35,000         2,104,375

                                                                                                                   ____________

                                                                                                                      4,241,912

                                                                                                                   ____________

          Process Industries--1.9%  Owens-Illinois . . . . . . . . . . . . . . . . . . (a)             57,000         1,777,687

                                                                                                                   ____________



DREYFUS AGGRESSIVE VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                      AUGUST 31, 1998

Common Stocks (continued)                                                                            Shares             Value
-------------------------------------------------------                                           ___________       ___________

                Retail Trade--5.5%  American Stores  . . . . . . . . . . . . . . . . . . .             84,300      $  2,444,700

                                    Federated Department Stores  . . . . . . . . . . . (a)             59,000         2,570,188

                                                                                                                   ____________

                                                                                                                      5,014,888

                                                                                                                   ____________

              Transportation--2.4%  CNF Transportation . . . . . . . . . . . . . . . . . .             69,500         2,171,875

                                                                                                                   ____________

                  Utilities--12.1%  Ameritech  . . . . . . . . . . . . . . . . . . . . . .             62,600         2,950,025

                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .             66,000         2,912,250

                                    Coastal  . . . . . . . . . . . . . . . . . . . . . . .             88,000         2,288,000

                                    Niagara Mohawk Power . . . . . . . . . . . . . . . (a)            192,000         2,976,000

                                                                                                                   ____________

                                                                                                                     11,126,275

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                        (cost $97,962,467) . . . . . . . . . . . . . . . .                          $87,878,578

                                                                                                                   ============


                                                                                                 Principal

Short-Term Investments--1.5%                                                                      Amount
------------------------------------------------------------------------------------------      _____________      ____________

              U.S. Treasury Bills:  5.46%, 9/15/1998 . . . . . . . . . . . . . . . . . . .      $     370,000     $     369,205

                                    4.84%, 11/19/1998  . . . . . . . . . . . . . . . . . .          1,016,000         1,005,291

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $1,374,424)  . . . . . . . . . . . . . . . .                         $  1,374,496

                                                                                                                   ============


TOTAL INVESTMENTS (cost $99,336,891) . . . . . . . . . . . . . . . . . . . . . . . . . . .              97.1%       $89,253,074

                                                                                                      =======      ============

CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2.9%      $  2,655,475

                                                                                                      =======      ============


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $91,908,549

                                                                                                      =======      ============


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS AGGRESSIVE VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                           AUGUST 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .    $  99,336,891     $  89,253,074

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              308,817

                                 Receivable for investment securities sold . . . . . . . .                           12,558,614

                                 Dividends and interest receivable . . . . . . . . . . . .                              220,761

                                 Receivable for shares of Common Stock subscribed  . . . .                               43,043

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               25,274

                                                                                                                  _____________

                                                                                                                    102,409,583

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               85,588

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               23,310

                                 Payable for investment securities purchased . . . . . . .                            9,361,460

                                 Payable for shares of Common Stock redeemed . . . . . . .                              960,479

                                 Interest payable--Note 2  . . . . . . . . . . . . . . . .                                5,384

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               64,813

                                                                                                                  _____________

                                                                                                                     10,501,034

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $  91,908,549

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                        $  96,896,400

                                 Accumulated undistributed investment income--net  . . . .                              182,395

                                 Accumulated net realized gain (loss) on investments,
                                   foreign currency transactions and forward currency
                                   exchange contracts  . . . . . . . . . . . . . . . . . .                            4,913,571

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4(b) . . . . . . . . . . . . . . .                          (10,083,817)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $  91,908,549

                                                                                                                  =============


SHARES OUTSTANDING

(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                            4,494,204

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $20.45

                                                                                                                         ======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                            YEAR ENDED AUGUST 31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $36,153 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . . . . . .      $   2,014,521

                                 Interest  . . . . . . . . . . . . . . . . . . . . . . . .            150,198

                                                                                                 ____________

                                           Total Income  . . . . . . . . . . . . . . . . .                        $   2,164,719

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .          1,127,829

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            629,696

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             50,295

                                 Prospectus and shareholders' reports  . . . . . . . . . .             35,463

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .             31,294

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             27,089

                                 Interest expense--Note 2  . . . . . . . . . . . . . . . .             10,946

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .              8,268

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              1,698

                                                                                                 ____________

                                           Total Expenses  . . . . . . . . . . . . . . . .                            1,922,578

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              242,141

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments and foreign
                                    currency transactions  . . . . . . . . . . . . . . . .      $   8,506,304

                                 Net realized gain (loss) on forward currency
                                    exchange contracts
                                        Short transactions . . . . . . . . . . . . . . . .            174,404

                                                                                                 ____________

                                           Net Realized Gain (Loss)  . . . . . . . . . . .                            8,680,708

                                 Net unrealized appreciation (depreciation) on investments
                                    and foreign currency transactions  . . . . . . . . . .                          (27,545,197)

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                          (18,864,489)

                                                                                                                   ____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                         $(18,622,348)

                                                                                                                   ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year Ended        Year Ended

                                                                                             August 31, 1998   August 31, 1997
                                                                                             _______________   _______________

OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $        242,141  $        135,144

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . . .         8,680,708         7,344,700

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . . .       (27,545,197)       16,986,330

                                                                                               _____________     _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . . .       (18,622,348)       24,466,174

                                                                                               _____________     _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (158,949)          (58,255)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (10,776,662)       (2,172,920)

                                                                                               _____________     _____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (10,935,611)       (2,231,175)

                                                                                               _____________     _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        66,660,408       173,439,634

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10,405,246         2,079,421

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (115,127,697)      (47,936,230)

                                                                                               _____________     _____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . . .       (38,062,043)      127,582,825

                                                                                               _____________     _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . . .       (67,620,002)      149,817,824

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       159,528,551         9,710,727

                                                                                               _____________     _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  91,908,549      $159,528,551

                                                                                               =============     =============


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . .  $        182,395   $       101,760

                                                                                               _____________     _____________

                                                                                                   Shares             Shares

                                                                                               _____________     _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,595,360         7,516,158

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . .           430,859            99,876

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (4,573,819)       (2,057,922)

                                                                                               _____________     _____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . . .        (1,547,600)        5,558,112

                                                                                               =============     =============


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS AGGRESSIVE VALUE FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                  Year Ended August 31,

                                                                                             ________________________________
PER SHARE DATA:                                                                             1998          1997          1996(1)
                                                                                           ______        ______        ______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . .         $26.40        $20.08        $12.50

                                                                                             ______        ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            .05           .02           .09

   Net realized and unrealized gain (loss)  on investments . . . . . . . . . . . . .          (4.27)         8.22          7.53

                                                                                             ______        ______        ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . .          (4.22)         8.24          7.62

                                                                                             ______        ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . .           (.03)         (.05)         (.04)

   Dividends from net realized gain on investments . . . . . . . . . . . . . . . . .          (1.70)        (1.87)           --

                                                                                             ______        ______        ______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1.73)        (1.92)         (.04)

                                                                                             ______        ______        ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . .         $20.45        $26.40        $20.08

                                                                                             ======        ======        ======


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (17.02%)        43.57%        61.00%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . . . . . . . . . . . . . .           1.27%         1.24%         1.17%(2)

   Ratio of interest expense to average net assets . . . . . . . . . . . . . . . . .            .01%           --            --

   Ratio of net investment income  to average net assets . . . . . . . . . . . . . .            .16%          .18%          .55%(2)

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . . . . . . . . . . . . . . . . . .             --           .14%          .63%(2)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         170.46%       120.71%       260.98%(2)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . .        $91,909      $159,529        $9,711
-----------------------------

(1)  From September 29, 1995 (commencement of operations) to August 31, 1996.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS AGGRESSIVE VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Aggressive Value Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund received net earnings credits of $1,406 during the period ended August 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS AGGRESSIVE VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  During the period ended August 31, 1998, the Fund reclassified $2,557 from accumulated undistributed investment income-net to accumulated net realized gain
(loss) on investments. Net assets were not affected by this reclassifications.

NOTE 2--BANK LINE OF CREDIT:

  The Fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

  The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 1998 was approximately $183,800, with a related weighted average interest rate of 5.95%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 . 75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1998, the Fund was charged $375,943 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended August 31, 1998, the Fund was charged $136,272 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended August 31, 1998, the Fund was charged $31,294 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the redemption or exchange occurs less than fifteen days following the date of issuance.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 1998, amounted to $248,663,905 and $299,805,180, respectively.

DREYFUS AGGRESSIVE VALUE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract. At August 31, 1998, there were no open forward currency exchange contracts.

(B) At August 31, 1998, accumulated net unrealized depreciation on investments was $10,083,817, consisting of $3,536,320 gross unrealized appreciation and $13,620,137 gross unrealized depreciation.

  At August 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS AGGRESSIVE VALUE FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS AGGRESSIVE VALUE FUND

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Aggressive Value Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of August 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Aggressive Value Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



New York, New York

October 5, 1998

DREYFUS AGGRESSIVE VALUE FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes, the Fund hereby designates $.095 per share as long-term capital gain distribution (of which 15.79% is subject to the 20% maximum Federal tax rate) of the $1.72 per share paid on December 3, 1997.

  The Fund also designates 21.773% of the ordinary dividends paid during the fiscal year ended August 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.

Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)

DREYFUS AGGRESSIVE VALUE FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              257AR988

Aggressive Value

Fund

Annual Report

August 31, 1998